Exhibit 99.1

Mid Penn Bancorp, Inc. Announces Agreement to Acquire 1st Colonial Bancorp, Inc.

Harrisburg, PA and Mount Laurel, NJ, September 24, 2025 – Mid Penn Bancorp, Inc. (“Mid Penn”) (Nasdaq: MPB) and 1st Colonial Bancorp, Inc. (“1st Colonial”) (OTCPK: FCOB) jointly announced today that they have entered into a definitive agreement pursuant to which Mid Penn will acquire 1st Colonial in a cash and stock transaction valued at approximately $101 million. The merger agreement has been unanimously approved by the board of directors of each company. The transaction is expected to close late in the first quarter or early in the second quarter of 2026, subject to the satisfaction of customary closing conditions, including regulatory approvals and approval by 1st Colonial shareholders.

One 1st Colonial director to be nominated by the 1st Colonial board of directors in consultation with Mid Penn will join the Mid Penn board upon completion of the transaction. Concurrent with the entering into the merger agreement, 1st Colonial President and Chief Executive Officer, Robert B. White, entered into an employment agreement with Mid Penn Bank to become the Senior Executive Vice President, Greater Philadelphia Metro Area Market President and Senior Risk Advisor of Mid Penn Bank.

Founded in 2000 and headquartered in Mount Laurel, NJ, 1st Colonial operates three full-service branch locations and one loan production office in the greater Philadelphia metropolitan area. As of June 30, 2025, 1st Colonial had approximately $877 million in total assets, $743 million in total deposits and $640 million in total loans. The transaction continues Mid Penn’s strategic expansion into the greater Philadelphia metropolitan area. The combined company will have pro forma total assets of more than $7.2 billion, total deposits of approximately $6.2 billion and gross loans of more than $5.4 billion, based on financial data as of June 30, 2025. Pro forma for the transaction, Mid Penn will have more than 60 total branch locations with strong capital ratios and be well positioned to serve its commercial and retail customers throughout its footprint.

“We are excited to welcome 1st Colonial to Mid Penn, a strategic move to further expand our footprint into the greater Philadelphia metropolitan area, particularly southern New Jersey,” Mid Penn Chair, President and CEO Rory G. Ritrievi said. “This merger brings together two institutions with a deep understanding of our customers’ needs, a shared commitment to our communities, and a focus on shareholder return. The combined bank will continue the positive impact Mid Penn has made in the greater Philadelphia metropolitan area market, creating a more powerful, resilient, and dynamic financial institution that is better positioned to invest in local businesses, support nonprofits, and help individuals and families achieve their financial goals.”

Robert White, President and CEO of 1st Colonial, said, “We are thrilled to be joining forces with Mid Penn, a recognized regional banking leader. The strategic transaction will create tremendous opportunity for our Team Members, valued customers, and our dedicated shareholders. The combination will allow for an expansion of our product and service offering, as well as bring greater financial capacity for continued investment in our company and our communities.”

Under the terms of the merger agreement, 60% of 1st Colonial common shares will be converted into Mid Penn common stock while the remaining 40% will be exchanged for cash. 1st Colonial shareholders will have the option to elect to receive either 0.6945 of a share of Mid Penn common stock or $18.50 in cash for each common share of 1st Colonial they own, subject to proration to ensure that, in the aggregate, 60% of the transaction consideration will be paid in the form of Mid Penn common stock. This values the transaction at approximately $20.03 per 1st Colonial common share, based on Mid Penn’s closing stock price on September 23, 2025 and the 60% stock and 40% cash consideration mix. All options to purchase 1st Colonial common stock will be cashed out upon completion of the merger. In the quarter following the completion of the transaction, 1st Colonial shareholders are projected to receive a quarterly cash dividend equal to approximately $0.14 per 1st Colonial share of common stock exchanged for Mid Penn stock, based on Mid Penn’s current quarterly dividend of $0.20 per share of common stock. The transaction is intended to qualify as a reorganization for federal income tax purposes and, as a result, the receipt of Mid Penn common stock by shareholders of 1st Colonial is expected to be tax-free.

The merger is expected to be immediately accretive to Mid Penn’s estimated earnings per share and to have a positive long-term impact on Mid Penn’s key profitability and operating ratios. Following completion of the merger, 1st Colonial shareholders will own approximately 8% of Mid Penn’s outstanding shares of common stock.

Keefe, Bruyette & Woods, A Stifel Company is acting as exclusive financial advisor to Mid Penn and Holland & Knight LLP is acting as its legal advisor in the transaction. Stephens Inc. is acting as exclusive financial advisor to 1st Colonial and rendered a fairness opinion to 1st Colonial, and Stradley Ronon Stevens & Young, LLP is acting as its legal advisor in the transaction.

About Mid Penn Bancorp, Inc.

Mid Penn Bancorp, Inc. (NASDAQ: MPB), headquartered in Harrisburg, Pennsylvania, is the parent company of Mid Penn Bank, a full-service commercial bank. Mid Penn operates 59 retail locations throughout Pennsylvania and central and southern New Jersey, has total assets of approximately $6.4 billion, and offers a comprehensive portfolio of financial products and services to the communities it serves. To learn more, please visit www.midpennbank.com.

About 1st Colonial Bancorp, Inc.

1st Colonial Bancorp, Inc, is a Pennsylvania corporation headquartered in Mount Laurel, New Jersey, and the parent company of 1st Colonial Community Bank (the “Bank”). The Bank provides a range of business and consumer financial services, placing emphasis on customer service and access to decision makers. Headquartered in Collingswood, New Jersey, the Bank has branches in Westville, New Jersey and Limerick, Pennsylvania. The Bank also has administrative offices in Mount Laurel, New Jersey. To learn more, call (877) 785-8550 or visit www.1stcolonial.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Mid Penn and 1st Colonial (the “Transaction”), the plans, objectives, expectations and intentions of Mid Penn and 1st Colonial, the expected timing of completion of the Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Factors relating to the Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this press release the occurrence of any event, change or other circumstances that could give rise to the right of Mid Penn or 1st Colonial to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against Mid Penn or 1st Colonial; the possibility that revenue or expense synergies or the other expected benefits of the Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Mid Penn and 1st Colonial do business, or other unexpected factors or events; the possibility that the Transaction may not be completed when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Mid Penn or 1st Colonial or the expected benefits of the Transaction); the risk that Mid Penn is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Transaction; the dilution caused by Mid Penn’s issuance of common stock in connection with the Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Transaction; and other factors that may affect the future results of Mid Penn and 1st Colonial, including continued pressures and uncertainties within the banking industry and Mid Penn’s and 1st Colonial’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Mid Penn or 1st Colonial operate, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Mid Penn’s or 1st Colonial’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Mid Penn’s or 1st Colonial’s results.

Further information regarding Mid Penn and factors that could affect the forward-looking statements contained herein can be found in Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and under the Investors link on Mid Penn’s website at www.midpennbank.com, and in other documents Mid Penn files with the SEC. Information on these websites is not part of this document. All forward-looking statements attributable to Mid Penn or 1st Colonial, or persons acting on Mid Penn’s or 1st Colonial’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Mid Penn and 1st Colonial do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Mid Penn or 1st Colonial update one or more forward-looking statements, no inference should be drawn that Mid Penn or 1st Colonial will make additional updates with respect to those or other forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, Mid Penn will file with the SEC a Registration Statement on Form S-4 to register the shares of Mid Penn common stock to be issued in connection with the Transaction that will include a proxy statement of 1st Colonial and a prospectus of Mid Penn (the “proxy statement/prospectus”), as well as other relevant documents concerning the Transaction. The definitive proxy statement/prospectus will be sent to the shareholders of 1st Colonial seeking their approval of the Transaction and other related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF 1ST COLONIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY MID PENN IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the Transaction, Mid Penn and 1st Colonial, without charge, at the SEC’s website, http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania, 17110, attention: Investor Relations (telephone (717) 914-6577), or to 1st Colonial’s Investor Relations via email at IR@1stcolonial.com or by telephone to Mary Kay Shea, EVP and Chief Financial Officer at (856) 885-2391.

PARTICIPANTS IN THE SOLICITATION

Mid Penn, 1st Colonial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of 1st Colonial in connection with the Transaction under the rules of the SEC. Information regarding Mid Penn’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Related Stockholder Matters” in Mid Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 13, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000879635/000087963525000030/mpb-20241231.htm); in the sections entitled “Information Regarding Director Nominees and Continuing Directors,” “Beneficial Ownership of Mid Penn Bancorp, Inc.’s Stock Held By Principal Shareholders and Management,” “Governance of the Corporation” “Compensation Discussion and Analysis” and “Executive Compensation,” in Mid Penn’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000879635/000119312525067010/d896960ddef14a.htm); and other documents filed by Mid Penn with the SEC. To the extent holdings of Mid Penn common stock by the directors and executive officers of Mid Penn have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.